        As filed with the Securities and Exchange Commission on or about
                                October 22, 2004

                                                   File No. 33-65045 CIK #927201


                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                 Post-Effective

                                 Amendment No. 4

                                       to

                                    Form S-6

                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                  Ranson Municipal Trust, Multi-State Series 6

                 Name and executive office address of Depositor:

                            Claymore Securities, Inc.
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                Name and complete address of agents for service:

                            Claymore Securities, Inc.
                        Attention: Nicholas Dalmaso, Esq.
                  Senior Managing Director and General Counsel
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                             Chapman and Cutler LLP
                          Attention Eric F. Fess, Esq.
                             111 West Monroe Street
                             Chicago, Illinois 60603

/X/ Check box if it is proposed that this filing will become effective at 2:00 p.m. on October 22, 2004 pursuant to paragraph (b) of Rule 485.

                          THE NEBRASKA TAX-EXEMPT TRUST

                                    SERIES 6


                                    PART ONE

                             DATED OCTOBER 22, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTE: Part One of this Prospectus May Not Be Distributed Unless Accompanied by Part Two.

                          THE NEBRASKA TAX-EXEMPT TRUST
                                    SERIES 6
                              ESSENTIAL INFORMATION
                             AS OF JANUARY 31, 2004
                SPONSOR AND EVALUATOR: CLAYMORE SECURITIES, INC.
                        TRUSTEE: THE BANK OF NEW YORK CO.

GENERAL INFORMATION
Principal Amount of Municipal Bonds                                                          $    1,210,000
Number of Units                                                                                       1,184
Fractional Undivided Interest in the Trust per Unit                                                 1/1,184
Principal Amount of Municipal Bonds per Unit                                                 $    1,021.959
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio                                    $    1,313,343
  Aggregate Bid Price of Municipal Bonds per Unit                                            $    1,109.242
  Cash per Unit (1)                                                                          $      (92.784)
  Pricing accrued interest to date of settlement                                             $        2.883
  Sales Charge 5.50% of Public Offering Price (5.820% of the net amount invested)            $       59.326
  Public Offering Price per Unit (inclusive of accrued interest) (2)                         $    1,078.667
Redemption Price per Unit (inclusive of accrued interest)                                    $    1,019.341
Excess of Public Offering Price per Unit Over Redemption Price per Unit                      $       59.326
Minimum Value of the Trust under which Trust Agreement may be terminated                     $      500,000

Date of Trust                                                                             December 19, 1995
Mandatory Termination Date                                                                     June 1, 2028

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

Special Information Based on Distributions

Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                                           $    57.850507
  Less:  Estimated Annual Expense                                                                  2.884358
                                                                                             --------------
  Estimated Net Annual Interest Income                                                       $    54.966149
                                                                                             ==============
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                                                       $    54.966149
  Divided by 12                                                                              $     4.580512
Estimated Daily Rate of Net Interest Accrual per Unit                                        $      .152684
Estimated Current Return Based on Public Offering Price (exclusive of accrued
  interest)(3)                                                                                         5.11%
Estimated Long-Term Return (3)                                                                         2.26%

Trustee's Annual Fees per $1,000 Principal Amount                                            $     2.040000
Evaluation Fees per $1,000 Principal Amount                                                  $      .290000
Trustee's Miscellaneous Expenses per Unit (includes an audit fee of $.40 per
 Unit)                                                                                       $      .672112

Record and Computation Dates: Fifteenth day of the month.

Distribution Dates: First day of the month.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part Two of this prospectus.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unitholders
The Nebraska Tax-Exempt Trust
Series 6

We have audited the accompanying statement of assets and liabilities of The Nebraska Tax-Exempt Trust Series 6, including the schedule of investments, as of January 31, 2004, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of January 31, 2004, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Nebraska Tax-Exempt Trust Series 6 at January 31, 2004, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.


                                                          /s/ Grant Thornton LLP


Chicago, Illinois
July 30, 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unitholders
The Nebraska Tax-Exempt Trust
Series 6

We have audited the accompanying statements of operations and changes in net assets of The Nebraska Tax-Exempt Trust Series 6, for the year ended January 31, 2002. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above of, present fairly, in all material respects, the results of operations and changes in net assets of The Nebraska Tax-Exempt Trust Series 6 for the year ending January 31, 2002 in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Kansas City, Missouri
September 16, 2003

                          THE NEBRASKA TAX-EXEMPT TRUST

                                    SERIES 6

                       STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 31, 2004

ASSETS
Municipal Bonds, at value (cost $1,221,682)                                             $    1,313,343
Interest receivable                                                                             12,738
                                                                                        --------------
Total assets                                                                                 1,326,081

LIABILITIES AND NET ASSETS
Cash overdraft                                                                                 111,832
Accrued liabilities                                                                              2,425
                                                                                        --------------
                                                                                               114,257

Net assets, applicable to 1,184 Units outstanding:
  Cost of Trust assets, exclusive of interest                        $    1,221,682
  Unrealized appreciation                                                    91,661
  Distributable funds                                                      (101,519)
                                                                     --------------     --------------
Net assets                                                                              $    1,211,824
                                                                                        ==============

See accompanying notes to financial statements.

                          THE NEBRASKA TAX-EXEMPT TRUST

                                    SERIES 6

                            STATEMENTS OF OPERATIONS

                                                                                            YEAR ENDED JANUARY 31
                                                                                  2004              2003              2002
                                                                              ------------      ------------      ------------
Investment income - interest                                                  $     71,168      $     74,374      $     75,750
Expenses:
  Trustee's fees and related expenses                                                4,536             4,124             3,835
  Evaluator's fees                                                                     362               353               339
                                                                              ------------      ------------      ------------
Total expenses                                                                       4,898             4,477             4,174
                                                                              ------------      ------------      ------------
Net investment income                                                               66,270            69,897            71,576

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) on investments                                                4,521             7,483            (2,008)
  Unrealized (depreciation) appreciation on investments during the
   period                                                                          (22,849)           43,932            13,960
                                                                              ------------      ------------      ------------
Net (loss) gain on investments                                                     (18,328)           51,415            11,952
                                                                              ------------      ------------      ------------
Net increase in net assets resulting from operations                          $     47,942      $    121,312      $     83,528
                                                                              ============      ============      ============

See accompanying notes to financial statements.

                          THE NEBRASKA TAX-EXEMPT TRUST

                                    SERIES 6

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED JANUARY 31
                                                                                  2004              2003              2002
                                                                              ------------      ------------      ------------
Operations:
  Net investment income                                                       $     66,270      $     69,897      $     71,576
  Realized gain (loss) on investments                                                4,521             7,483            (2,008)
  Unrealized (depreciation) appreciation on investments
    during the year                                                                (22,849)           43,932            13,960
                                                                              ------------      ------------      ------------
Net increase in net assets resulting from operations                                47,942           121,312            83,528

Distributions to Unitholders:
  Net investment income                                                            (67,590)          (70,730)          (72,038)
  Principal from investment transactions                                           (13,247)                -                 -
                                                                              ------------      ------------      ------------
Total distributions to Unitholders                                                 (80,837)          (70,730)          (72,038)

Capital transactions:
  Redemption of Units                                                             (177,950)          (58,590)          (34,965)
                                                                              ------------      ------------      ------------
Total decrease in net assets                                                      (210,845)           (8,008)          (23,475)

Net assets:
  At the beginning of the year                                                   1,422,669         1,430,677         1,454,152
                                                                              ------------      ------------      ------------
  At the end of the year (including distributable funds
    applicable to Trust Units of $(101,519), $7,431 and
    $3,711 at January 31, 2004, 2003 and 2002,  respectively)                 $  1,211,824      $  1,422,669      $  1,430,677
                                                                              ============      ============      ============
Trust Units outstanding at the end of the year                                       1,184             1,360             1,418
                                                                              ============      ============      ============
Net asset value per Unit at the end of the year                               $   1,023.50      $   1,046.08      $   1,008.94
                                                                              ============      ============      ============

See accompanying notes to financial statements.

                          THE NEBRASKA TAX-EXEMPT TRUST

                                    SERIES 6

                             SCHEDULE OF INVESTMENTS

                                JANUARY 31, 2004

                                                                  COUPON               MATURITY           REDEMPTION
NAME OF ISSUER AND TITLE OF BOND (5) (6)                          RATE                     DATE           PROVISIONS(2)
----------------------------------------                          -------              ----------         -------------
City of Omaha, Nebraska, General Obligation Bonds, Series 1995.     5.000%             12/01/2012         2005 @ 102
                                                                                                          2007 @ 100

#City of Omaha, Nebraska, General Obligation Bonds, Series 1995.    5.000              12/01/2013         2005 @ 102
                                                                                                          2007 @ 100

Hospital Authority No. 2 of Douglas County, Nebraska, Health
Facilities Revenue Bonds (Catholic Health Corporation), Series      5.375              11/15/2015         2005 @ 102
1995C. Insured by MBIA. (4)                                                                               2007 @ 100

#Hospital Authority No. 2 of Douglas County, Nebraska, Health
Facilities Revenue Bonds (Catholic Health Corporation), Series      5.500              11/15/2021         2005 @ 102
1995C. Insured by MBIA. (4)                                                                               2007 @ 100

+ Nebraska Public Power District Power Supply System Revenue
Bonds, 1993 Series. Insured by MBIA. (4)                            5.000               1/01/2017         2004 @ 101

Nebraska Investment Finance Authority Single Family Housing         6.500               9/01/2018         2005 @ 101.5
Revenue Bonds, 1995 Series A.                                                                             2007 @ 100

Hospital Authority No. 1 of Lancaster County, Nebraska,
Hospital Revenue Bonds (Bryan Memorial Project), Series 1992.
Insured by MBIA. (4)                                                6.700               6/01/2022

Nebraska Investment Finance Authority Multi-Family Housing          6.200               6/01/2028         2005 @ 102
Revenue Bonds, 1995 Series A (FNMA Collateralized).                                                       2007 @ 100

                                                                                       PRINCIPAL
NAME OF ISSUER AND TITLE OF BOND (5) (6)                          RATING(1)               AMOUNT           VALUE(3)
----------------------------------------                          ---------            ----------         ----------
City of Omaha, Nebraska, General Obligation Bonds, Series 1995.   AAA                  $  150,000         $  161,792


#City of Omaha, Nebraska, General Obligation Bonds, Series 1995.  AAA                     150,000            161,820


Hospital Authority No. 2 of Douglas County, Nebraska, Health
Facilities Revenue Bonds (Catholic Health Corporation), Series    AAA                     100,000            108,005
1995C. Insured by MBIA. (4)

#Hospital Authority No. 2 of Douglas County, Nebraska, Health
Facilities Revenue Bonds (Catholic Health Corporation), Series    AAA                     200,000            212,498
1995C. Insured by MBIA. (4)

+ Nebraska Public Power District Power Supply System Revenue
Bonds, 1993 Series. Insured by MBIA. (4)                          AAA                     150,000            153,995

Nebraska Investment Finance Authority Single Family Housing       AAA                      75,000             77,123
Revenue Bonds, 1995 Series A.

Hospital Authority No. 1 of Lancaster County, Nebraska,
Hospital Revenue Bonds (Bryan Memorial Project), Series 1992.
Insured by MBIA. (4)                                              AAA                     175,000            220,059

Nebraska Investment Finance Authority Multi-Family Housing        AAA                     210,000            218,051
Revenue Bonds, 1995 Series A (FNMA Collateralized).                                    ----------         ----------
                                                                                       $1,210,000         $1,313,343
                                                                                       ==========         ==========

                          THE NEBRASKA TAX-EXEMPT TRUST

                                    SERIES 6

                        NOTES TO SCHEDULE OF INVESTMENTS

1. All ratings are by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's"), unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

   To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on this Bond was obtained by the issuer of such Bond. No representation is made as to any insurer's ability to meet its commitments.

5. The security preceded by (+) is secured by, and payable from, escrowed U.S. Government securities.

6. The securities preceded by (#) are of the same issue as another Bond in the Trust.

See accompanying notes to financial statements.

                          THE NEBRASKA TAX-EXEMPT TRUST

                                    SERIES 6

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

VALUATION OF MUNICIPAL BONDS

Municipal Bonds (Bonds) are stated at bid prices as determined by Claymore Securities, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

COST OF MUNICIPAL BONDS

Cost of the Trust's Bonds was based on the offering prices of the Bonds on December 19, 1995 (Date of Deposit). Realized gain (loss) from Bond transactions is reported on an identified cost basis.

INVESTMENT INCOME

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  CHANGE IN ACCOUNTING PRINCIPLE

As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

3.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized appreciation at January 31, 2004:

   Gross unrealized appreciation                                      $   98,570
   Gross unrealized depreciation                                          (6,909)
                                                                      ----------
   Net unrealized appreciation                                        $   91,661
                                                                      ==========

4.  FEDERAL INCOME TAXES

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.125% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

DISTRIBUTIONS

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:

                                 YEAR ENDED                        YEAR ENDED                          YEAR ENDED
DISTRIBUTION                  JANUARY 31, 2004                  JANUARY 31, 2003                    JANUARY 31, 2002
    PLAN                PER UNIT              TOTAL        PER UNIT             TOTAL          PER UNIT               TOTAL
------------            --------           --------        --------          --------          --------            --------
Monthly                  $ 50.31           $ 67,087         $ 50.38          $ 70,605           $ 50.31            $ 71,959

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                                                                 YEAR ENDED JANUARY 31
                                                                      2004                  2003                 2002
                                                                ----------            ----------           ----------
Principal portion                                               $  177,950            $   58,590           $   34,965
Net interest accrued                                                   503                   125                   79
                                                                ----------            ----------           ----------
                                                                $  178,453            $   58,715           $   35,044
                                                                ==========            ==========           ==========
Units                                                                  176                    58                   35
                                                                ==========            ==========           ==========

In addition, distribution of principal related to the sale or call of securities is $9.74 per unit for the year ended January 31, 2004.

6.  FINANCIAL HIGHLIGHTS

                                               YEAR ENDED
                                           JANUARY 31, 2004 (a)
PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period        $   1,046.08
                                              ------------

  Income from investment operations:
  Net investment income                              50.15
  Net realized and unrealized gain (loss)
    on investment transactions                      (11.85)
                                              ------------

  Total from investment operations                   38.30

  Distributions to Unitholders:
  Net investment income                             (51.14)
  Principal from investment transactions             (9.74)
                                              ------------

  Total distributions                               (60.88)
                                              ------------

  Net asset value, end of period              $   1,023.50
                                              ============

TOTAL RETURN (b)                                      4.14%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS
  Expenses                                            0.36%
  Net investment income                               4.90%

(a) As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

(b) Total return is based on average redemption prices per unit.

         THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.
                     BOTH PARTS OF THIS PROSPECTUS SHOULD BE
                         RETAINED FOR FUTURE REFERENCE.

PROSPECTUS                                                              PART TWO

                           THE RANSON MUNICIPAL TRUST,
                               MULTI-STATE SERIES

     THE TRUST. The Trust consists of underlying separate unit investment trusts (the "TRUSTS"). The portfolio of each Trust is comprised of interest bearing obligations issued by or on behalf of municipalities or other governmental authorities in the state for which the Trust is named (the "BONDS" or "SECURITIES"). In the opinion of counsel, interest income to the Trusts and to Certificateholders thereof, with certain exceptions, is exempt under existing law from Federal income taxes, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from local Kansas intangible personal property taxes, but may be subject to the Federal alternative minimum tax and other state and local taxes. Capital gains, if any, are subject to tax. See "Tax Status" herein for a more detailed discussion of the tax consequences of owning certificates in a trust. The objectives of the Trusts include (1) interest income which is exempt from Federal income taxes, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from intangible personal property taxes levied by Kansas counties, cities and townships, (2) conservation of capital, and (3) liquidity of investment (see "Objectives of the Trusts"). For a listing of the Bonds, if any, subject to the Federal alternative minimum tax, see Part One of this Prospectus. The payment of interest and the preservation of capital are dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. Certain of the Bonds are obligations which derive their payment from mortgage loans. A substantial portion of such Bonds will probably be redeemed prior to their scheduled maturities; any such early redemption will reduce the aggregate principal amount of the affected Trust and may also affect the Estimated Long-Term Return and the Estimated Current Return. Depending on which Bonds are redeemed at any given time, the then Estimated Current Return may be higher, lower or unchanged from the Estimated Current Return that existed immediately prior to such redemption. There is no assurance that the Trusts' objectives will be met. Claymore Securities, Inc. is the successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

                       SPONSOR: CLAYMORE SECURITIES, INC.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                        This Prospectus is in two parts.
  The investor is advised to read and retain both parts of this Prospectus for future reference.

                      THE DATE OF THIS PART TWO PROSPECTUS
         IS THAT DATE WHICH IS SET FORTH IN PART ONE OF THE PROSPECTUS.

     PUBLIC OFFERING PRICE. The secondary market Public Offering Price will be equal to the aggregate bid price of the Bonds in the portfolio of a Trust divided by the number of Units outstanding, plus a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." If the Bonds in the Trusts were available for direct purchase by investors, the purchase prices of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering Information." In addition, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement (three business days after order). See "Accrued Interest." The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     THE UNITS. Each Unit represents a fractional undivided interest in the principal and net income of a Trust. The minimum purchase is one Unit.

     DISTRIBUTIONS. Distributions of interest received by a Trust will be made on a monthly basis (prorated on an annual basis) on the first day of each month to holders of record on the fifteenth day of the preceding month. Distributions of funds in the Principal Account, if any, will also be made monthly on the first day of each month to holders of record on the fifteenth day of the preceding month. See "Distribution of Interest and Principal."

     ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with any changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the Bonds. The Public Offering Price will vary with any changes in the bid prices of the underlying Bonds. There is, therefore, no assurance that the Estimated Current Return will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

     REDEMPTION AND MARKET FOR UNITS. A Certificateholder may redeem Units at the office of the Trustee (see "TRUSTEE"), at prices based upon the bid prices of the Bonds. In addition, although not obligated to do so, the Sponsor intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trusts (see "REDEMPTION AND REPURCHASE OF UNITS").

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SUMMARY OF THE TRUSTS

     Each series of the Trust is one of a series of unit investment trusts created under the laws of the State of Missouri pursuant to a Trust Indenture and Agreement (the "INDENTURE") between Claymore Securities, Inc., as Sponsor, and The Bank of New York, as Trustee, or their predecessors.

     Each Trust consists of a portfolio of interest bearing obligations issued by or on behalf of the state for which such Trust is named and political subdivisions, municipalities and authorities thereof, the interest on which is excludable, in the opinion of recognized bond counsel, from federal gross income, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trust are located, and in the case of a Kansas Trust, from local Kansas intangible personal property taxes. However, interest on all obligations held by a Trust may be subject to the alternative minimum tax for Federal income tax purposes. Accordingly, the Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. See "Tax Status." An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.

     Each Unit offered represents that fractional undivided interest in a Trust indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in a Trust represented by such fraction will remain unchanged. Units in a Trust will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Indenture.

     The Indenture may be amended at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding. The Indenture may also be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the interest of the Certificateholders, PROVIDED, HOWEVER, that the Indenture may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except in connection with the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Certificateholders of any amendment promptly after the execution thereof.

     The Trust may be terminated at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding or by the Trustee when the value of a Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held in a Trust, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.

     Written notice of any termination specifying the time or times at which Certificateholders may surrender their certificates for cancellation shall be given by the Trustee to each Certificateholder at the address appearing on the registration books of a Trust maintained by the Trustee. The Trustee will begin to liquidate any Bonds held in a Trust within a reasonable period of time from said notification and shall deduct from the proceeds any accrued costs, expenses or indemnities provided by the Indenture, including any compensation due the Trustee, any costs of liquidation and any amounts required for payment of any applicable taxes, governmental charges or final operating costs of a Trust.

     The Trustee shall then distribute to Certificateholders their pro rata shares of the remaining balances in the Principal and Interest Accounts together with a final distribution statement which will be in substantially the same form as the annual distribution statement (see "OTHER RIGHTS OF CERTIFICATEHOLDERS"). Any amount held by the Trustee in any reserve account will be distributed when the Trustee determines the reserve is no longer necessary in the same manner as the final distribution from the Principal and Interest Accounts (see "DISTRIBUTION OF INTEREST AND PRINCIPAL").

     The Sponsor and the Trustee shall be under no liability to Certificateholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

     The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     Certain of the Bonds in a Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See "Notes to Trust Portfolio" in Part One of this Prospectus.

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DESCRIPTION OF TRUST PORTFOLIOS

     KANSAS TRUSTS. ECONOMIC FACTORS AND NEXT YEAR'S BUDGETS AND RATES. According to the Kansas Department of Human Resources Kansas Labor Market Information News Release for July 2003, employment in the State of Kansas for June 2003 was at its highest level since July 1999. Compared to June 2002, employment was up 59,675. Modest gains were shown in most industries. The unemployment rate was 5.1 percent for June 2003, compared to 5.3 percent for last June and the seasonally adjusted national rate for June 2003 of 6.4 percent.

     The Kansas Department of Commerce and Housing reported in November 2003 that Kansas's per capita personal income for 2002 was $29,141 and ranked 26th of all the states. The national per capita personal income was $30,941 in 2002. The cost of doing business in Kansas is 94.1 when compared to the national average of 100.0.

     The Wichita State University Center for Economic Development and Business Research reported in the March 2003 Kansas's Economic Outlook that job creation is expected to be slow during 2003. With layoffs continuing in the manufacturing sector and employers reluctant to resume hiring in the wake of a sluggish national recovery, the competition for the few available manufacturing jobs will be fierce. The telecommunication and airline industries are expected to continue to struggle in 2003. Most of the State's job gains are expected in the services and construction sectors. The majority of the job gains are expected in the Kansas City metro area. The Center for Economic Development and Business Research expected total wage and salary employment in 2003 to increase modestly adding 10,800 jobs or 0.8 percent.

     The latest consensus revenue estimates as of November 3, 2003 revised the estimates for fiscal year 2004 and provided the first estimates for fiscal year 2005. For fiscal year 2004, the estimate was increased by $11.9 million above the previous estimate (made in April and subsequently adjusted for legislation enacted after that point and for the implementation of the property tax accelerator provisions by the Governor in August).

     The revised SGF estimate of $4.484 billion represents a 5.6 percent increase from the final fiscal year 2003 receipts. The fiscal year 2004 estimate includes one-time moneys (tax amnesty, property and motor vehicle taxes, the deferral of $50 million in tax refunds, and revenues from the Federal government) that for the most part are not expected to continue. The initial estimate for fiscal year 2005 is $4.469 billion, which is $14.3 million below the newly revised fiscal year 2004 estimate. This is largely due to the removal of many of the one-time moneys from the receipts base.

     FINANCIAL HIGHLIGHTS. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2003 by $10.7 billion. Of this amount, $1.2 billion was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors. Total net assets decreased by $13.6 million (.1% decrease) in fiscal year 2003. Net assets of governmental activities decreased by $25 million (.3% decrease), and net assets of the business-type activities increased $11.8 million (.7% increase).

     FUND HIGHLIGHTS. For fiscal year 2003, the governmental funds reported a combined ending fund balance of $674 million, a decrease of $623 million in comparison with the prior year. Of the total amount, $793 million represents the fund balance of the Transportation Fund. There is ($631) million in the "unreserved fund balances" with substantially all being in the Transportation Fund and Transportation-Capital Project Fund. This unreserved ($631) million is roughly 8.1% of the total governmental fund expenditures for the year. The designated balances of $1,305 million include the reserve for inventory of $22 million and the reserve for encumbrances of $1,053 million.

     Differences existed between the original budget and the final budget. Revenue estimates were lowered by approximately $354 million and expenditure estimates were also lowered by approximately $311 million. The original estimates provided for an excess of revenues over expenditures of $129 million. The final budget provided for an excess of $86 million of revenues over expenditures. In reality, fiscal year 2003 was closed with an excess of revenues over expenditures of $108 million.

     REVENUES AND EXPENDITURES. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

     Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

     The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year. As of the end of the current fiscal year, governmental funds reported a combined ending fund balance of $674 million, a decrease of $623 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $1,053 million or for inventory in the amount of $22 million.

     The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the General Fund was a negative $54 million, while the total fund balance reached a negative $35 million. This deficit fund balance was a result of year-end payables and commitments exceeding available resources. As a measure of liquidity of the

General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 1.3 percent of total general fund expenditures, while total fund balance represents
0.8 percent of that same amount. The fund balance of the General Fund decreased by $113 million during the current fiscal year. This is a 144.9 percent decrease from the prior year.

     State investment in capital assets for its governmental and business-type activities as of June 30, 2003, amounts to $10.8 billion. This investment in capital assets includes land, buildings, improvements, equipment, infrastructure and construction in progress. Infrastructure assets are items that are normally immovable and of value only to the State, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.

     The Kansas Department of Transportation used the modified approach for valuing their infrastructure. The roadways' conditions are assessed using a pavement management system. The bridges' conditions are assessed using the Pontis Bridge Management System. The conditions for the roadways and the bridges exceeded the Department's policy for minimum condition levels. The total increase in the investment in capital assets for its governmental and business-type activities for the current fiscal year was about 3% in terms of net book value. The majority of capital asset expenditures were used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $130 million.

     DEBT MANAGEMENT. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. The State's total long-term debt obligation showed a net increase of $271 million (9.4%) during the current year. This increase was primarily due to the increase of $144 million in revenue bonds, $135 million in STAR bonds, and $31 million in capital leases and was offset by the decreases of $37 million in claims and judgments and $3 million in loan reserve payable.

     The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. KDFA is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses.

     The total long-term bond debt obligations increased by $176 million during the current fiscal year. The key factor in this increase was the issuance of $144 million of Water Pollution Control Revenue Bonds Series 2002 and 2003.

     LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

     RATINGS. As of September 2004, State of Kansas's general obligation bonds are rated as AA+ by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S) and Aaa by Moody's Investors Service, Inc ("MOODY'S"). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the state of Kansas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Kansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "KANSAS MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

     Since the Kansas Municipal Fund and the Kansas Insured Intermediate Fund will invest substantially all of its assets in Kansas Municipal Securities, such Funds are susceptible to political and economic factors affecting issuers of Kansas Municipal Securities. Kansas is a largely rural state with a population of approximately 2.6 million. Since the state remains predominantly rural, agriculture is one of the most important sectors of the state's economy. Kansas leads the nation in wheat and sorghum production and is a major producer of sunflowers, hay and soybeans.

     NEBRASKA TRUSTS. ECONOMIC OUTLOOK. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

     According to the Bureau of Business Research of the University of Nebraska, the State has weathered the national recession well. They report that while the State did not slide into the depths of a recession, neither will it experience a spectacular rise in the next few years. As of March 2004, Nebraska's unemployment rate was 3.9% compared to the national rate of 6.0%.

The Bureau did indicate, however, that even with federal farm payments, it is likely that Nebraska's agriculture sector will restrain future economic growth rates.

     The Bureau of Business Research at the University of Nebraska-Lincoln forecasted slowing economic advances by the Nebraska economy for calendar years 2002 and 2003. The Bureau, in its latest report of July 2003, indicated that employment, personal income and retail sales all continued to show positive growth, but at slower than normal growth rates. The slowdown is the result of a slowing national economy. Non-farm personal income continues to grow, but at modest rates. In 2003 Nebraska's per capita income increased to $30,758.

     REVENUES AND EXPENDITURES. The General Fund operations of the State of Nebraska are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 90 percent of all General Fund revenues. Thus, it necessarily follows that funds available for expenditures are heavily dependent upon those taxes. As the national economy wavered in 2001-2002, especially with the loss of jobs, declining investment income and market losses due to the devastating stock market, and lack of consumer confidence, revenue from income taxes and sales taxes also declined.

     At the end of fiscal year 2002-03, the State's General Fund had an ending balance of $55,970,978.

     As a result of the declining revenues, the Legislature met twice in special sessions in calendar 2002 to reduce the operating budgets of state agencies to help keep such budgets in line with the declining revenues. Over the Governor's veto, the Legislature also increased the sales tax base and temporarily increased the sales tax rate and the cigarette tax rate to boost revenues. In finalizing that biennium budget, the Legislature is required by the State Constitution to find solutions to balance such budget, notwithstanding the current economic conditions.

     In 1983, Nebraska created the Cash Reserve Fund ("CRF") to provide a source of funds for temporary transfers to the State General Fund when balances were not sufficient to process expenditures transactions. The original balance in the Fund was accumulated through the imposition of an increase in the sales tax. The movement of monies between the CRF and the General Fund for cash management purposes has been governed by a variety of legislation over the life of the Fund. Also, there have been several instances in which money was moved to and from the Cash Reserve Fund to accomplish policy initiatives that were not related to cash management.

     The most recent legislative change to the operation of the CRF occurred in 1996 and provides for an annual, rather than quarterly, comparison of the actual General Fund receipts to the certified projection of the Economic Forecasting Advisory Board. If actual receipts are greater than the certified projection, a transfer in the amount of the difference is made from the General Fund to the CRF. The CRF was at $170 million at the end of 2001. Due to transfers to the General Fund to make up for lagging revenues, this balance was reduced to $110 million at the end of 2002 and $59 million at the end of 2003.

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     DEBT MANAGEMENT. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

     Each Nebraska Trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "NEBRASKA MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

     Since the Nebraska Municipal Fund will invest substantially all of its assets in Nebraska Municipal Securities, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska Municipal Securities. Along with positive population growth, Nebraska has enjoyed slow to moderate economic growth during the past several years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession.

     GENERAL. The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Kansas and Nebraska Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the respective State and various agencies and political subdivisions located in the respective State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Kansas or Nebraska Trusts to pay interest on or principal of the bonds.

     Certain of the Bonds in a Trust may be obligations which derive their payment from mortgage loans. Included among these Bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this, an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation an issuer, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to a later date. In connection with the housing bonds held by a Trust, the Sponsor at the date of this Prospectus is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates. For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see "Bond Redemptions" below.

     Certain of the Bonds in a Trust may be health care revenue bonds. In view of this, an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation requires a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust. Such adverse changes also may adversely affect the ratings of the Bonds held in the portfolio of the Trust.

     Certain of the Bonds in a Trust may be obligations whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Bonds to make payments of principal and/or interest on such Bonds.

     Certain of the Bonds in a Trust may be transportation revenue bonds. Payment on such bonds is dependent on revenues from projects such as tolls on turnpikes. Therefore, payment may be adversely affected by a reduction in revenues due to such factors as competition from toll-free vehicular bridges and roads, increased cost of maintenance, lower cost of alternative modes of transportation and a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     Certain of the Bonds in a Trust may be obligations which derive their payment primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

     Certain of the Bonds in a Trust may consist of obligations of issuers which are, or which govern the operation of colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

     BOND REDEMPTIONS. Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Certificateholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. The Trustee has no power to vary the investments of the Trust, I.E., the Trustee has no managerial power to take advantage of market variations to improve a Certificateholder's investment.

     Certain of the Bonds in the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The portfolio in Part One of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. See "Trust Portfolio" and "Notes to Trust Portfolio" in Part One. Certain of the Bonds in a Trust may have been purchased by the Trust at premiums over the par value (principal amount) of such Bonds (see "TRUST PORTFOLIO" in Part One). To the extent Certificateholders acquire their Units at a time Bonds are valued at a premium over such par value and such Bonds are subsequently redeemed or prepaid at par or for less than such valuations, Certificateholders will likely sustain losses in connection with such redemptions or prepayments. For the tax effects of Bond redemptions generally, see "Tax Status."

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     GENERAL. To the best knowledge of the Sponsor there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon a Trust. At any time during the life of the Trust, litigation may be initiated on a variety of grounds with respect to Bonds in a Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Trusts have received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet the obligations undertaken with respect to the Bonds.

OBJECTIVES OF THE TRUSTS

     The Trusts have been formed to provide Certificateholders interest income which is exempt from federal income taxes, from state income taxes when held by residents of the state where the issuers of the Bonds in such Trust are located, and, in the case of a Kansas Trust, from local Kansas intangible personal property taxes. In addition, the Trusts also have objectives which include conservation of capital and liquidity of investment. There is no assurance that the Trusts' objectives will be met.

     In selecting Bonds for a Trust, the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's rating of the Bonds was in no case less than "BBB-" or the Moody's rating of the Bonds was in no case less than "Baa3" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by a Trust (see "DESCRIPTION OF BOND RATINGS") and (b) the prices of the Bonds relative to other bonds of comparable quality and maturity. Medium-quality Bonds (rated BBB or A by Standard & Poor's or Baa or A by Moody's) are obligations of issuers that are considered to possess adequate, but not outstanding, capacities to service the obligations. Investment in medium-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Trust may have greater difficulty selling the medium-quality debt securities in its portfolio. After the creation of a Trust, a Bond may cease to be rated or its rating may be reduced below such minimum standards. Neither event requires elimination of such Bond from a portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "TRUSTEE").

     Each Trust consists of a portfolio of fixed rate, long-term debt obligations. An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which
(1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING INFORMATION

     Units in a Trust are offered at the Public Offering Price which is based on the bid prices of the Bonds in the portfolio plus a sales charge set forth in Part One of this Prospectus under "Summary of Essential Financial Information" plus accrued and undistributed interest to the settlement date (three business days after order). Units repurchased in the secondary market may be offered by this Prospectus at the Public Offering Price in the manner described herein.

     Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     Units offered by this Prospectus will be distributed to the public by the Sponsor and certain dealers. Dealers will be allowed a concession equal to 4.5% of the Public Offering Price; however, resales of Units by such dealers to the public will be made at the Public Offering Price. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession to dealers from time to time. The minimum purchase will be one Unit.

     Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge paid by their customers is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.

ACCRUED INTEREST

     Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in a Trust is paid to the Trustee either monthly or semi-annually. However, interest on the Bonds in a Trust is accounted for daily on an accrual basis. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee has no cash for distribution to Certificateholders until it receives interest payments on the Bonds in a Trust. The Trustee is obligated to advance its own funds, at times, in order to make interest distributions. The Trustee will recover such advances without interest or other costs to a Trust from interest payments made on the Bonds. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "EXPENSES OF THE TRUST").

     If a Certificateholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if the Trust is liquidated, he or she will receive at that time his or her proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

REDEMPTION AND REPURCHASE OF UNITS

     Certificateholders may redeem all or a portion of their Units by tender to the Trustee, at its Unit Investment Trust Division office (see "TRUSTEE"), of the certificates representing Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed. In order to effect a redemption of Units, Certificateholders must tender their certificates to the Trustee or provide satisfactory indemnity required in connection with lost, stolen or destroyed certificates. No redemption fee will be charged. On the third business day following such tender, the Certificateholder will be entitled to receive in cash for each Unit tendered an amount equal to the redemption price per Unit as next computed after receipt by the Trustee of such tender of Units as determined by the bid price of the Bonds in a Trust on the date of tender (the "REDEMPTION PRICE") plus accrued interest to, but not including, the date of redemption. The price received upon redemption may be more or less than the amount paid by the Certificateholder depending on the value of the Bonds on the date of tender. The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. In addition, the Trustee is empowered, with certain recommendations allowed by the Sponsor, to sell Bonds in the portfolio of each Trust to make funds available for redemption. Units redeemed shall be canceled and not be available for reissuance.

     The recognized date of tender is deemed to be the date on which Units are received in proper form by the Trustee prior to 3:00 p.m. Central time. Units received by the Trustee after 3:00 p.m. will be deemed to have their recognized date of tender on the next business day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day (see "EVALUATION OF THE TRUST").

     To the extent that Bonds in the portfolio of a Trust are sold to meet redemptions, the size and diversity of such Trust will be reduced. Such sales may occur at a time when Bonds might not otherwise be sold which may result in lower prices received on the Bonds than might be realized under normal trading conditions.

     Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Certificateholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Certificateholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Certificateholder's tax identification number from the selling broker at the time the certificate is issued, and this number is printed on the certificate and on distribution statements. If a Certificateholder's tax identification number does not appear on the certificate or statements, or if it is incorrect, the Certificateholder should contact the Trustee before presenting a certificate for redemption to determine what action, if any, is required to avoid this back-up withholding.

     The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

     The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's Repurchase Price in the secondary market at that time equals or exceeds the redemption price, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the tendering Certificateholder not later than the day on which payment would otherwise have been made by the Trustee. The Public Offering Price of any Units thus acquired by the Sponsor will be in accord with the procedure described in the then currently effective prospectus relating to such Units. Units held by the Sponsor may be tendered to the Trustee for redemption. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

     Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds in a portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of a Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Certificateholder cannot find another purchaser, a Certificateholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the redemption price, which is based upon the aggregate bid prices of the Bonds in a portfolio. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. A Certificateholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

DISTRIBUTION OF INTEREST AND PRINCIPAL

     Interest received by a Trust, including that part of the proceeds from the disposition of Bonds, if any, which represents accrued interest, is credited by the Trustee to the Interest Account. Any other receipts are credited to the Principal Account. Interest received by a Trust will be distributed on or shortly after the first day of each month on a pro rata basis to Certificateholders of record as of the preceding record date (which is the fifteenth day of the month next preceding the distribution). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed on the fifteenth day of each month and will be distributed to Certificateholders as of the first day of the next succeeding month. Such principal distribution may be combined with any interest distribution due to the Certificateholder at that time. Proceeds received from the disposition of any of the Bonds in the portfolio of a Trust after each record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

     The distribution to the Certificateholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to the Certificateholder's pro rata share of the estimated annual income after deducting estimated expenses. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. A person who purchases Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

     As of the fifteenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of a Trust (see "EXPENSES OF THE TRUSTS"). The Trustee may also withdraw from said accounts an amount, if deemed necessary, to fund a reserve for any governmental charges or anticipated Trust expenses which may be payable out of the Trust. Amounts so withdrawn will not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of the amount withdrawn to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee (See "DESCRIPTION OF TRUST PORTFOLIOS" and "REDEMPTION AND REPURCHASE OF UNITS").

     Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

TAX STATUS

     This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

     ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

     TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Trust, and as such you will be considered to have received a pro rata share of income (E.G., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

     EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to certain Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

     Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

     Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

     If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

     For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

     In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

     YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "TAX ACT"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

     DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

     Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

     Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

     If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

     This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

     EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

     LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

     For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

     KANSAS TAXATION. In the opinion of Chapman and Cutler LLP, in summary under existing law:

          The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

          Each Unitholder of the Kansas Trust will be treated as the owner of a PRO RATA portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income and deductions of the Unitholder under Kansas law;

          Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

          Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

          Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

          Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

          Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

          No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     NEBRASKA TAXATION. In the opinion of Chapman and Cutler LLP, in summary under existing law:

          The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "STATE") or counties, municipalities, authorities or political subdivisions thereof (the "NEBRASKA BONDS") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "POSSESSION BONDS") (collectively, the "BONDS").

          Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "NEBRASKA MINIMUM TAXES") (the "NEBRASKA AMT BONDS"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
     Section 77-2714 ET SEQ. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "NEBRASKA STATE INCOME TAX") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "NEBRASKA MINIMUM TAX"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

     In the opinion of Chapman and Cutler LLP, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

          (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a PRO RATA portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

          (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

          (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

          (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

          (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

          (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

          (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his PRO RATA portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

     We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

     Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

EXPENSES OF THE TRUSTS

     The Sponsor will not receive any management fees in connection with activities relating to a Trust. However, for regularly evaluating the portfolio of each Trust, the Evaluator (which is the Sponsor) will receive the annual fee indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period.

     The Trustee will receive for ordinary services the annual fee from each Trust indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period. Both the Trustee's fee and the evaluation fee paid to the Sponsor may be adjusted without prior approval from Certificateholders, PROVIDED that all adjustments upward will not exceed the cumulative percentage increase of the United States Department of Labor's Consumer Price Index or, if such index is no longer published, in a comparable index. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Certificateholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Indenture, see "Trustee" and "Other Rights of Certificateholders."

     The following is a summary of expenses of each Trust which, when owed to the Trustee, are secured by a lien on the assets of such Trust: (1) the expenses and costs of any action undertaken by the Trustee to protect such Trust and the rights and interests of the Certificateholders; (2) any taxes and other governmental charges upon the Bonds or any part of such Trust (no such taxes or charges are currently being levied or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture and all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) and auditing fees sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. To the extent lawful, the State Trust shall bear the expenses associated with updating the State Trust's registration statement and maintaining registration or qualification of the Units and/or a State Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of a State Trust (including the cost of maintaining the secondary market for such a trust), such as printing and distributing prospectuses and preparing, printing, and distributing any advertisements or sales literature will be paid at no cost to the State Trust. Any payments received by the Sponsor reimbursing it for payments made to update the State Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the State Trust. In addition, the Trustee is empowered to sell securities in order to make funds available to pay all expenses.

EVALUATION OF THE TRUSTS

     The Public Offering Price and the Redemption Price per Unit are based on the bid prices per Unit of the Bonds in the portfolio of a Trust plus accrued interest. The Public Offering Price per Unit also includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." While the Trustee has the power to determine the Public Offering Price per Unit and the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the Public Offering Price per Unit and the Redemption Price per Unit on a daily basis as of 3:00 p.m. Central time on days the New York Stock Exchange is open (and on any other days on which Sponsor secondary market transactions or redemptions occur). With each evaluation, the Public Offering Price per Unit and Redemption Price per Unit is adjusted commensurate with such evaluation, and prices will be effective for all orders for purchases, sales or redemptions received at or prior to 3:00 p.m. Central time on each such day. Orders received by the Trustee or Sponsor after that time, or on a day when no evaluation is made, will be held until the next determination of price. Each evaluation of a Trust has been and will be determined on the basis of cash on hand in a Trust or money in the process of being collected, the value of the Bonds in the portfolio of a Trust based on the bid prices of the Bonds and interest accrued thereon not subject to collection less any taxes or governmental charges payable, any accrued expenses of a Trust and any cash held for distribution to Certificateholders. The result of that computation is then divided by the number of Units outstanding as of the date thereof to determine the per Unit value of the Trust.

     The Evaluator may determine the value of the Bonds in the portfolio of a Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held in a Trust;
(2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds; (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (4) by any combination of the above.

OTHER RIGHTS OF CERTIFICATEHOLDERS

     The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Certificateholder, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of a Trust and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

     The Indenture requires each Trust to be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor. The Trustee shall not be required (in the case of Series 4 and subsequent series), however, and does not intend to cause such an audit to be performed if its cost to a Trust shall exceed certain specified amounts (not exceeding $.50 per Unit) on an annual basis. Certificateholders may obtain a copy of such audited financial statements upon request.

     In order to comply with Federal and state tax reporting requirements, Certificateholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

     The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of a Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Certificateholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances, the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement. Although no such charge is now made or contemplated, the Trustee may require a Certificateholder to pay a reasonable fee to be determined by the Trustee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.

                                     SPONSOR

     THE SPONSOR. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. Claymore Securities, Inc. was created as Ranson & Associates, Inc. in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc. which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts. The Sponsor's offices are located at 2455 Corporate West Drive, Lisle, Illinois 60532 and at 101 West Elm Street, Conshohocken, Pennsylvania 19428.

     If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

     The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

     LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

     RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

     It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

     Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph and in the discussion under "Risk Factors--Failure of a Contract to Purchase Bonds and Substitution of Bonds" regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

     The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

     RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

                                     TRUSTEE

     THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY COMPANY"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

     In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

     LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

     RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

     RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

     The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                                    EVALUATOR

     THE EVALUATOR. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "EVALUATOR"), and as such will appraise the Bonds or cause the Bonds to be appraised.

     LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering of Units--Public Offering Price."

     RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

LEGAL OPINIONS

     The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements through fiscal year 2002 appearing in Part One of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trusts to which such statements relate, have been audited by Ernst & Young, an independent registered public accounting firm, as set forth in their report appearing in Part One and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting. The financial statements from fiscal year 2003 and onward appearing in Part One of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trusts to which such statements relate, have been audited by Grant Thornton LLP, an independent registered public accounting firm, as set forth in their report appearing in Part

One and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

DESCRIPTION OF BOND RATINGS

     STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings are based, in varying degrees, on the following considerations:

      * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      *   Nature of and provisions of the obligation;

      * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     Plus (+) or minus (-) -- The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

WHERE TO LEARN MORE

YOU CAN CONTACT US FOR FREE INFORMATION ABOUT THIS AND OTHER INVESTMENTS.

Visit us on the Internet
http://www.claymoresecurities.com
By e-mail
invest@claymoresecurities.com
Call Claymore (800) 345-7999
Pricing Line (888) 248-4954
Call The Bank of New York
(800) 701-8178 (investors)
(800) 647-3383 (brokers)

ADDITIONAL INFORMATION

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):
  E-mail:    publicinfo@sec.gov
  Write:     Public Reference Section, Washington, D.C. 20549-0102
  Visit:     http://www.sec.gov (EDGAR Database)
  Call:      1-202-942-8090 (only for information on the operation of the
Public Reference Section)

No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts, the Trustee, or the Sponsor. The Trusts are registered as unit investment trusts under the Investment Company Act of 1940. Such registration does not imply that the Trusts or the Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                TABLE OF CONTENTS

SECTION                               HEADING                                  PAGE
GENERAL SUMMARY OF INFORMATION                                                   1

SUMMARY OF THE TRUSTS                                                            3

DESCRIPTION OF TRUST PORTFOLIOS                                                  5

     Kansas Trusts                                                               5
     Nebraska Trusts                                                             8

OBJECTIVES OF THE TRUSTS                                                        14

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN                         15

PUBLIC OFFERING INFORMATION                                                     15

ACCRUED INTEREST                                                                16

REDEMPTION AND REPURCHASE OF UNITS                                              16

DISTRIBUTION OF INTEREST AND PRINCIPAL                                          18

TAX STATUS                                                                      19

EXPENSES OF THE TRUSTS                                                          26

EVALUATION OF THE TRUSTS                                                        27

OTHER RIGHTS OF CERTIFICATEHOLDERS                                              27

SPONSOR                                                                         29

     The Sponsor                                                                29
     Limitations on Liability                                                   29
     Responsibility                                                             29
     Resignation                                                                30

TRUSTEE                                                                         30

     The Trustee                                                                30
     Limitations on Liability                                                   31
     Responsibility                                                             31
     Resignation                                                                31

EVALUATOR                                                                       32

     The Evaluator                                                              32
     Limitations on Liability                                                   32
     Responsibility                                                             32
     Resignation                                                                32

LEGAL AND AUDITING MATTERS                            ERROR! BOOKMARK NOT DEFINED.

DESCRIPTION OF BOND RATINGS                                                     33

     Standard & Poor's Rating                                                   33
     Moody's Investors Service Rating                                           34

                      Contents of Post-Effective Amendment
                            To Registration Statement

A.   Bonding Arrangements of Depositor:

     The Depositor has obtained the following Securities Dealer Blanket Bond for its officers, directors and employees:

INSURER/POLICY NO.                      AMOUNT
National Union Fire Insurance
Company of Pittsburgh,                  $ 250,000
Pennsylvania
959-9000

B. This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                      The Consent of Independent Registered
                             Public Accounting Firm

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, Ranson Municipal Trust, Multi-State Series 6, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle, and State of Illinois, on the 22nd day of October, 2004.

                                    Ranson Municipal Trust, Multi-
                                        State Series 6
                                        Registrant

                                    By: Claymore Securities, Inc.
                                        Depositor

                                    By: /s/ Nicholas Dalmaso
                                        Senior Managing Director and
                                        General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on October 22, 2004 by the following persons, who constitute a majority of the Board of Directors of Claymore Securities, Inc.

SIGNATURE                             TITLE**                    DATE
David Hooten*                         Chief Executive      )     /s/ Nicholas Dalmaso
                                      Officer and          )     --------------------
                                      Chairman of the      )         Nicholas Dalmaso
                                      Board of Directors   )        Attorney-in-Fact*

                                                                  October 22, 2004

                                      Senior Managing
/s/ Nicholas Dalmaso                  Director, General           October 22, 2004
---------------------                 Counsel and
    Nicholas Dalmaso                  Director

/s/ Charles G. Millington             Chief Financial             October 22, 2004
-------------------------             Officer, Treasurer
Charles G. Millington                 and Director

----------

* An executed copy of the related power of attorney was filed as Exhibit 6.0 to Registration Statement No. 333-98345 on August 22, 2002.

** The titles of the persons named herein represent their capacity in and relationship to Claymore Securities, Inc., the Depositor.

                             Claymore Code of Ethics

     Incorporated herein by reference to Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-6 for Claymore Securities Defined Portfolios, Series 171 (File No. 333-112575) filed on February 19, 2004.

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated July 30, 2004, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of The Nebraska Tax-Exempt Trust Series 6 dated October 22, 2004.


                                                     /s/ Grant Thornton LLP


Chicago, Illinois
October 22, 2004

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated September 16, 2003, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of The Nebraska Tax-Exempt Trust Series 6 dated October 22, 2004.


                                                     /s/ Ernst & Young LLP


Kansas City, Missouri
October 22, 2004